Capital Allocation and Financial Policy Review January 2014 Forward-looking Statements: This presentation contains certain “forward-looking statements” (as such term is defined in the Securities and Exchange Act of 1934, as amended) relating to future events and the financial performance of the Company. See Statement on Forward-Looking Statements in the Appendix to this presentation. EXHIBIT 99.2

SOTHEBY'S ONGOING COMMITMENT TO CREATE AND RETURN LONG-TERM VALUE TO SHAREHOLDERS

1 Upfront Capital Return

- Distribute excess available cash to shareholders
- Share repurchase primarily to offset employee stock dilution

~$300 million / ~$4.34 per share
~$25 million share repurchase

2 Near-Term Initiatives – Loan Book

- Additional debt-financing of SFS loans
- A portion to be available in March 2015 and the remaining in March 2016

$150 - $200 million
~$2.20 - $2.90 per share

3 Near-Term Initiatives – Real Estate

- York Avenue Review process to conclude in 2014
- New Bond Street Review underway

4 Ongoing Value Creation and Return of Capital

- Disciplined investments in growth opportunities
- Annual share repurchases primarily to offset employee stock dilution
- Annual return of excess capital primarily via a special dividend

Initial Return of ~$325 Million + Near-Term Capital Return of ~$150 to ~$200 Million from Loan Book + Potential Capital Return from Real Estate + Annual Return of Excess Capital = Meaningful Long-Term Value Creation for Shareholders

Note: See Statement on Forward-Looking Statements in the Appendix to this presentation. Assumes 69.2 million shares outstanding as of Jan-2014.

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3 • Capital Structure Policy • Separate capital structures and financial policies for Sotheby’s Agency and Financial Services (“SFS”) businesses • SFS will fund assets under a dedicated lending facility and target a 20% ROE • Agency business will target Adjusted Debt to EBITDA of 3.5x to 4.0x through-the-cycle and a 15% ROIC for investments • Return Excess Capital to Shareholders • After providing capital to support business-generating activities, growth initiatives, and protection against downside risk, capital will be returned to shareholders: • A $300 million special dividend to be distributed in March 2014 • Sotheby's Board has authorized a five-year $150 million share repurchase program intended primarily to offset annual employee stock dilution (Approximately $25 million of which the Company expects to repurchase in 2014) • Review of Additional Near-Term Initiatives in the Next 12 to 24 Months Could Unlock Further Significant Value for Shareholders • Additional debt-financing of SFS loan portfolio could yield an additional $150 to $200 million of capital • Ongoing review of York Avenue and New Bond Street properties • Commitment to Annual Assessment of Capital Position and Return of Excess Capital to Shareholders • Share repurchases primarily to offset annual employee stock vesting • Remaining excess capital returned primarily via a special dividend on an annual basis CAPITAL ALLOCATION AND FINANCIAL POLICY EVOLUTION 1 2 3 4 Note: EBITDA is a non-GAAP measure. Adjusted Debt to EBITDA would reflect typical ratings agency adjustments to both debt and EBITDA for debt-like items, such as underfunded pensions and operating leases.

4 AGENDA • Sotheby’s Overview and 2013 Review • Cost Structure Review • Review of Real Estate Portfolio • Capital Allocation and Financial Policy Review • Summary Conclusions and Capital Return Plan

5 SOTHEBY’S TODAY • Leading auction house for nearly 300 years, the only publicly traded investment opportunity in the art market, and the oldest listed company on the NYSE • Long-skilled at opening markets to clients where great wealth accumulates and today is bringing the world of art to a new world with 90 locations in 40 countries • Focused on investing in fast growing new markets with explosive new wealth creation • Trusted auctioneer of such notable works of art as: • Edvard Munch’s The Scream (Sold for $119.9 million) • Alberto Giacometti’s L’homme qui marche I (Sold for $104.3 million) • Andy Warhol’s Silver Car Crash (Double Disaster) (Sold for $105.4 million) • Differentiated focus on middle and upper echelons of the auction market, with an average price point double that of Sotheby’s principal competitor • While clearly a leader in the very top end “couture” business, works of art sold in the $50k to $5mm range generate by far the larger proportion of Sotheby’s auction revenues and are the engine of Sotheby’s profitability • Strong performance has driven share price increase exceeding the S&P Midcap index in 2013 and over the last one, five and ten year periods

6 BEST AND BRIGHTEST OF 2013 • An Anniversary to Remember – Celebrating 40 years in Hong Kong, Sotheby’s October sales generated $538 million – a record in Asia for any global auction house • Modern Art Marvel – Impressionist & Modern Art auctions in New York achieved $348 million, led by Alberto Giacometti’s Grande tête mince which sold for just over $50 million – the highest price achieved in 2013 for any modern artwork • S|2 – Sotheby’s inaugurated its London S|2 private selling exhibition gallery, the permanent purpose-built gallery focused on selling Contemporary Art • Record Warhol Leads Contemporary Sale – Contemporary Art evening sale in New York achieved nearly $381 million, the highest total in Sotheby’s history, led by Andy Warhol’s Silver Car Crash (Double Disaster) which sold for $105.4 million • Beijing Milestone – Sotheby’s first various owner sale in Beijing included the sale of Zao Wou-Ki’s Abstraction for $14.7 million – a new record for the artist • Middle East – Sotheby’s April sale of Contemporary Art in Doha was a spectacular success, realizing more than $15 million – the highest total ever for an auction in the Middle East • Benchmarks Across Myriad Categories – Including highest price for a carpet and an Islamic work of art, a printed book, a diamond, a Chinese sculpture, a living Chinese artist and a 1964 Ferrari 250 LM, and for the top selling work in Impressionist & Contemporary • Records For Individual Artists – Andy Warhol and Norman Rockwell to Zao Wou- ki, El Greco and Georges Braque Many Milestones and Records at Sotheby’s

7 BEST AND BRIGHTEST OF 2013 • Aggregate auction sales reach $5.1 billion, making Sotheby’s the fastest growing global art auctioneer in 2013 • Sales of Asian Art grow 43%, Impressionist & Modern 21% and Contemporary 6% • Key leadership additions bring complementary expertise: • Domenico De Sole from Tom Ford International named Lead Independent Director • Patrick McClymont from Goldman Sachs & Co. named Chief Financial Officer • Alfredo Gangotenga from MasterCard named Chief Marketing Officer • Website redesign is a catalyst for client engagement with original content, now reaching clients in 180 countries • Top clients registered to site do more than $1.5 billion in hammer; active online bidding up 45% • Regularly register bids for more than $1 million through BIDNow platform • New responsive design for mobile devices leads to 25% increase in time spent on mobile • Catalogue distribution explodes from 1 million print versions to 3 million additional digital versions • Dramatic growth in Asian clients using website – 50% more traffic than previous year; 20-40% of site browsed in Chinese Outstanding Year and Building for the Future The Market for High Quality Art Remains Robust and Sotheby’s Strong Performance in 2013 Is Expected to Continue in 2014

8 OVERVIEW OF SOTHEBY’S THREE BUSINESSES • Core business upon which Sotheby’s was founded and established its reputation • Functions as an agent by matching buyers and sellers through the auction or private sale process • Through the growing private sales business, Sotheby’s guarantees discretion and facilitates transactions for clients to whom confidentiality, flexibility and immediacy are paramount • Sotheby’s experts perform significant due diligence activities to authenticate and determine the ownership history of the property being sold prior to offering a work of art for sale Sotheby's Operations are Organized Under Three Complementary Businesses Which Align the Company’s Unique Competitive Position with Global Art Market Trends in Private Sales, Auction Sales and Principal Investing • Provides collectors and dealers with financing secured by works of art • Meets the liquidity needs of clients and supports activity in the core agency business • Makes two types of loans: near-term auction consignor advances and general purpose term loans • Over the last five years, SFS has generated ~10% of Sotheby’s agency auction sales Financial Services Agency Principal • Sotheby’s directly purchases and resells works of art

COST STRUCTURE REVIEW AND UPDATE

10 SUMMARY OF COST STRUCTURE REVIEW As Part of Sotheby’s Annual Planning Process, Management Conducted a Cost Structure Review and Identified Opportunities for Savings of $22 million in 2014, Equivalent to ~10% of 2012 Operating Income • Professional Fees: Sotheby’s expects to reduce professional fees by approximately $9 million, or 15%, in 2014, principally as a result of negotiated reductions in rates and reduced scope of services • Other General and Administrative Expenses: Management expects spending reductions of approximately $4 million across other categories of general and administrative expenses • Direct Costs of Auction Services: Management expects to reduce direct costs of auction services as a % of Net Auction Sales by approximately 10 basis points in 2014 as a result of increased efficiencies and enhanced spending controls. A reduction of this magnitude would equate to approximately $5 million in savings based on a similar level of Net Auction Sales as 2013 • Marketing Expenses: Sotheby’s expects to reduce marketing expenses by approximately $4 million, or 17%, in 2014, reflecting a more targeted approach to spending on core strategic priorities and reduction or elimination of less strategic components of marketing expenses Note: Savings of $22 million in 2014 includes reduction of direct costs of auction services that would equate to $5 million in savings based on a similar level of Net Auction Sales as 2013.

REVIEW OF REAL ESTATE PORTFOLIO

12 REVIEW OF REAL ESTATE PORTFOLIO Critical Factors • Unique site & facility requirements - premises are strategic assets built for high-end auctions • Potential impact to brand and reputation • Optimizing the footprint to drive efficiencies • Enhancing the client experience Sotheby’s Initiated a Review of the Company’s Real Estate Holdings in Early 2013 Key Drivers of Value in a Transaction • Incremental ongoing costs or savings • After-tax, post-mortgage proceeds • Any new property investment requirements • Balance sheet impact • Tax implications • Zoning and / or regulatory restrictions (London)

13 UPDATE ON YORK AVENUE AND NEW BOND STREET PROPERTIES REVIEW Sotheby’s Continues to Evaluate Alternatives for its Real Estate Holdings Update on York Avenue Process • Sotheby’s management has concluded that the business does not require the full square footage of the York Avenue headquarters • Robust process undertaken to assess: • Alternative NYC locations • Suburban alternatives for non-client facing activities • Value of York Avenue • First round indications of interest do not suggest that a full sale and relocation is attractive; next round of bids on full and partial sale will be evaluated shortly • Management is evaluating a sale of York Avenue and alternatives under which Sotheby’s would no longer occupy up to 50% of the property • Sotheby’s expects to choose a path shortly and commence execution New Bond Street | Preliminary Valuation Assessment • In August 2013, Sotheby’s announced plans to assess value of the New Bond Street premises, which the Company owns with no mortgage obligation • Sotheby’s does not believe that an outright sale and relocation of the New Bond Street property will generate significant value for the Company based on initial valuations • Similar to York Avenue, Management will continue to evaluate our strategic and operating requirements in London in 2014, which will drive alternatives for this property

CAPITAL ALLOCATION AND FINANCIAL POLICY REVIEW

15 CAPITAL ALLOCATION AND FINANCIAL POLICY REVIEW PROCESS • Assessment of historical performance through the art market cycle • Evaluation of current and optimal capital structure • Identifying capital required to support business • Analysis and review of real estate holdings • Considering funding requirements for strategic initiatives • Developing return of capital alternatives • As part of the Capital Allocation and Financial Policy Review, Sotheby’s also engaged in discussions with shareholders for input and feedback Since October, Sotheby’s Has Conducted an Extensive Review of the Company’s Capital Allocation and Financial Policies Conclusions of the Review Process Will Guide the Ongoing Allocation of Capital and Management of Financial Policies

16 AGENCY AND SFS HAVE DIFFERENT FINANCIAL CHARACTERISTICS Agency / Principal Sotheby’s Financial Services Strategy & Business Model • Value added art market maker • Primarily act as agent • Human capital intensive • Expertise and relationships drive success • Capital is required to compete (guarantees, payment terms) • Niche specialty lender • Underwriting expertise and connectivity to Agency business drive attractive risk adjusted returns • Capital intensive • Low cost of capital is key Economic and Financial Characteristics • Long term cyclical growth business • Attractive, though variable, margins • Variability due to cyclicality and seasonality • Stable business • Strong margins • Attractive assets Opportunities • High end cyclical growth markets • Geographic / client growth • Channel growth • Extending the brand / franchise • Control costs • Increase portfolio size • Optimize funding structure Risks • Cycle risk • Title risk • Valuation risk • Counterparty credit risk

17 STRATEGIC AND TACTICAL FRAMEWORK FOR CAPITALIZING THE BUSINESS Agency / Principal Sotheby’s Financial Services • Adequate liquidity to support business requirements, pursue business opportunities, and provide protection for market downturn • Optimize the cost of capital with leverage levels consistent with a strong business, attractive margins and cyclical end markets • Flexibility to invest in core business opportunities and growth initiatives • Return excess capital to shareholders as appropriate • Target return on invested capital of 15% • Minimal working capital to support ongoing business requirements • Leverage notes receivable to reduce cost of capital and enhance returns to equity • Separate debt facility for SFS to efficiently fund loans • Sotheby’s will provide equity funding to business as appropriate • Return on equity is key metric for SFS performance assessment under new proposed funding structure • Target return on equity of at least 20% Sotheby’s Plans To Establish Distinct Capital Structures and Financial Policies for the Company’s Two Primary Businesses Sotheby’s Will Establish Separate Credit Facilities for the Agency / Principal and SFS Businesses, Allowing the Company to Optimize the Capital Structure and Leverage on Each Business

18 COMPETING ELEMENTS FOR SOTHEBY’S LIQUIDITY Debt & Dividend Service Investment Opportunities Foreign Cash Balance Credit Facility Covenant Requirements Revolver Availability Reserves for Terms Deals Domestic Cash Balance Working Capital Requirements Guarantee Backstop To Determine An Appropriate Liquidity Level, Sotheby’s Must Evaluate All Competing Sources and Uses of Liquidity Source of Liquidity Capital Structure Use of Liquidity Operating Use of Liquidity

19 AGENCY BUSINESS ILLUSTRATIVE PRO FORMA LIQUIDITY ANALYSIS (US$ in millions) Note: See Statement on Forward-Looking Statements in the Appendix to this presentation. Note: Pro forma analysis assumes new bifurcated revolver structure with $150 million dedicated to the Core Agency business and $450 million dedicated to SFS. ¹ Includes capital for guarantee back stop and terms deals. Capital for terms deals reduced by $19 million of deals already funded. Estimated Cash Repayment of I/C Loan Revolver Capacity Reserve or Draw Available / Excess Liquidity $470 $340 $325 $ 146 $90 $70 $35 $15 $150 $19 $0 $180 $360 $540 $720 $900 Potential Liquidity Business Generating Capital¹ Working Capital Allocation Asset Investments to Access Full Facility Capital for Future Investments Taxes on Repatriated Cash Capital Returned to Shareholders $766 Sotheby's Financial Services business currently borrows from the core auction business; SFS will repay the core auction business and reduce intercompany debt by $146mm $231 $455 $385 $250 Capital returned to shareholders composed of a $300mm special dividend to be paid in March 2014 and $25mm of share repurchases in 2014 to offset employee stock dilution

20 OVERVIEW OF AGENCY LIQUIDITY ANALYSIS Liquidity Element Description Potential Liquidity • Sotheby’s Core Agency business assumes approximately $470 million in cash, approximately $146 million in cash from repayment of intercompany loan from the SFS business to establish debt funding structure of SFS, and assumes a $150 million ABL revolver Guarantee Back Stop • Based on historical performance and analyzing the worst case scenario, Sotheby’s management recommends reserving 50% of guarantees (on a net basis), with a limit of $300 million outstanding (net) at any given time (included in $250 million of Business Generating Capital) • During Fall 2008, a proxy for the worst case scenario, 68% (approximately $128 million) of the Company’s $190 million of unfunded guarantees for the major New York Impressionist and Contemporary sales required upfront capital ($46 million failed to sell and $82 million were subject to extended unmatched terms) Terms Deals • A U.S. allocation of approximately $50 million and a foreign allocation of approximately $50 million is appropriate to support terms deals (Sotheby’s granting extended payment terms to buyers where consignors have been paid) (included in $250 million of Business Generating Capital and reduced by $19 million of terms deals already funded) Working Capital Allocation • A working capital allocation is established at $45 million in the U.S. and $45 million in foreign jurisdictions to protect against downside scenarios Asset Investments to Access Full Facility • Includes ability to fund future terms deals to access fully drawn credit facility

21 FRAMEWORK FOR EVALUATING INVESTMENTS • Sotheby’s will continue to review and assess investment opportunities that strengthen the core agency business or provide unique opportunities to expand into adjacencies • Management will evaluate these investment opportunities against a 15% return on invested capital threshold over the life of the investment • This threshold rate is based on an approximation of Sotheby’s weighted average cost of capital over time • Investments that meet this threshold will be evaluated further and capital allocated to those projects offering the highest risk-adjusted returns Sotheby’s Will Evaluate Potential Investments According to a Strict Return Requirement

22 SUMMARY OF GROWTH OPPORTUNITIES Potential Investment Opportunities • Increased investment in private sale initiatives • Increased loan portfolio at SFS • Opportunistic principal activities • Expansion of Sotheby’s brand into new categories • Further investment in emerging markets • Continued expansion of web functionality and presence • New and complementary products or services Sotheby’s Is Exploring Growth Opportunities that Will Strengthen the Core Agency Business, Increase Exposure to Fast Growing New Markets and Expand the Breadth and Profitability of the Sotheby’s Brand

23 (US$ in millions) Following the Bifurcation of the Company’s Existing ABL, SFS May Fund Portfolio Growth of Up to $195mm SOTHEBY’S FINANCIAL SERVICES BUSINESS ILLUSTRATIVE PRO FORMA LIQUIDITY ANALYSIS Note: See Statement on Forward-Looking Statements in the Appendix to this presentation. Note: Pro forma analysis assumes new bifurcated revolver structure with $150 million dedicated to the Core Agency business and $450 million dedicated to SFS. ¹ Includes reserves for working capital and ABL springing covenant. ² Includes foreign cash that would be drawn from the revolver and expensive to repatriate. $170 $249 $54 $280 $146 $55 $195 $0 $100 $200 $300 $400 $500 Potential Liquidity Cash Returned to Core Business Reserves¹ Future Growth / Additional Debt-Financing of SFS Loans Remaining Capital² $450 Sotheby's Financial Services business currently borrows from the core auction business; SFS will repay the core auction business and reduce intercompany debt by $146mm Reserve or Draw Repayment of I/C Loan Drawn Revolver Revolver Capacity Available / Excess Liquidity

24 OVERVIEW OF SFS LIQUIDITY ANALYSIS Liquidity Element Description Potential Liquidity • Sotheby’s SFS business assumes a $450 million revolver, of which approximately $170 million is initially drawn Cash Returned to Core Agency Business • SFS business will repay the Core Agency business and reduce intercompany debt by approximately $146 million, thus, beginning to establish debt funding structure of SFS Working Capital • A working capital allocation is established at approximately $5 million for the SFS business (Included in $55 million of Reserves) ABL Springing Covenant • Sotheby’s must maintain a minimum revolver availability of $50 million in order for financial covenants not to be applicable (the ABL contains a springing covenant below this level) (Included in $55mm of Reserves) Future Growth / Additional Debt- Financing of SFS Loans • Includes ability to fund future loans to access fully drawn credit facility

SUMMARY CONCLUSIONS AND CAPITAL RETURN PLAN

26 CAPITAL ALLOCATION AND FINANCIAL POLICIES SUMMARY CONCLUSIONS Capital Structure Policy • Sotheby’s has established separate capital structures and financial policies for the Company’s two primary businesses: Agency and SFS • Distinct capital structures will allow Sotheby’s to optimize funding and establish clear return thresholds for each business • Sotheby’s will target Adjusted Debt to EBITDA for the Agency business of 3.5x to 4.0x through-the-cycle Excess Liquidity / Available Capital • Sotheby’s has initiated the tax-efficient repatriation of $235 million (post-tax) from foreign jurisdictions • After allocating liquidity to operating requirements¹, the Company can return an additional $90 million to shareholders • After the $325 million return of capital, the Company will have approximately $90 million of capital, in addition to future cash flows, to fund growth initiatives Implementation • Sotheby’s has commitments in place to bifurcate the existing ABL structure into two separate facilities dedicated to the Company’s Agency and SFS businesses and expects to close the transaction in early February • A $300 million special dividend will be distributed in March 2014, funded with the repatriation of $250 million of foreign cash (pre-tax) – ~$235 million (post-tax), along with $65 million in U.S. cash • In addition, Sotheby’s Board has authorized a five-year $150 million share repurchase program, of which Sotheby’s expects to repurchase ~$25 million of shares in 2014 primarily to offset employee stock dilution • The total shareholder return for 2014 will be approximately $325 million Note: EBITDA is a non-GAAP measure. Adjusted Debt to EBITDA would reflect typical ratings agency adjustments to both debt and EBITDA for debt-like items, such as underfunded pensions and operating leases. ¹ Working capital reserves, terms deals allocations, guarantee backstops, SFS and terms deals growth, and other liquidity requirements.

27 • Target Agency business Adjusted Debt to EBITDA of 3.5x to 4.0x through-the-cycle • Assess and recalibrate sources and uses of capital reserves / liquidity, taking into account relevant changes in the business • Evaluate growth opportunities and allocate capital to initiatives that provide an appropriate rate of return (targeting a minimum of 15% ROIC) • Execute Share Repurchase Program Primarily to Offset Employee Stock Dilution FRAMEWORK FOR RETURNING CAPITAL TO SHAREHOLDERS Through the Capital Allocation and Financial Policy Review Process Management Has Established Basic Ongoing Principles to Determine Excess Capital Available to Be Returned to Shareholders 1 2 3 Any Excess Capital Will Be Returned to Shareholders Primarily via Annual Special Dividends 4 Note: EBITDA is a non-GAAP measure. Adjusted Debt to EBITDA would reflect typical ratings agency adjustments to both debt and EBITDA for debt-like items, such as underfunded pensions and operating leases. • The special dividend, if any, will be disclosed in conjunction with the release of full year results and paid shortly thereafter • Management retains the flexibility to regularly review the appropriate means for returning capital to shareholders (e.g. special dividends vs. share repurchases) 5

SOTHEBY'S FRAMEWORK FOR LONG-TERM VALUE CREATION FOR SHAREHOLDERS

1 Upfront Capital Return

- Distribute excess available cash to shareholders
- Share repurchase primarily to offset employee stock dilution

~$300 million / ~$4.34 per share
~$25 million share repurchase

2 Near-Term Initiatives – Loan Book

- Additional debt-financing of SFS loans
- A portion to be available in March 2015 and the remaining in March 2016

$150 - $200 million
~$2.20 - $2.90 per share

3 Near-Term Initiatives – Real Estate

- York Avenue Review process to conclude in 2014
- New Bond Street Review underway

4 Ongoing Value Creation and Return of Capital

- Disciplined investments in growth opportunities
- Annual share repurchases primarily to offset employee stock dilution
- Annual return of excess capital primarily via a special dividend

Initial Return of ~$325 Million + Near-Term Capital Return of ~$150 to ~$200 Million from Loan Book + Potential Capital Return from Real Estate + Annual Return of Excess Capital = Meaningful Long-Term Value Creation for Shareholders

Note: See Statement on Forward-Looking Statements in the Appendix to this presentation. Assumes 69.2 million shares outstanding as of Jan-2014.

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APPENDIX

30 APPENDIX – NON-GAAP MEASURES • GAAP refers to generally accepted accounting principles in the United States of America. In this presentation, financial measures are presented in accordance with GAAP and also on a non-GAAP basis. Non-GAAP measures are intended to supplement, not substitute for, GAAP comparable measures. Investors are urged to consider carefully the comparable GAAP measures and reconciliations provided herein. • Sotheby's defines EBITDA as net income (loss), excluding income tax expense (benefit), interest expense, interest income, and depreciation and amortization expense. Sotheby’s defines Adjusted Debt as total debt, plus an estimate of debt-like items typically included in debt calculations of rating agencies, such as unfunded pensions and operating leases. For the purposes of this presentation, the target Adjusted Debt to EBITDA ratio for the Agency business was contemplated by management by including the impact of such ratings agency adjustments to total debt and EBITDA. • We caution investors that amounts presented in accordance with Sotheby’s definitions of EBITDA, Adjusted Debt, and the target Adjusted Debt to EBITDA ratio for the Agency business may not be comparable to similar measures disclosed by other companies because not all companies and analysts calculate such measures in the same manner. Management believes that EBITDA, Adjusted Debt, and the target Adjusted Debt to EBITDA ratio for the Agency business provide important supplemental measures of Sotheby's performance and that these measures may be used by securities analysts, investors, financial institutions, and other interested parties in the evaluation of Sotheby's. Management also utilizes EBITDA in analyzing Sotheby's performance and in the determination of annual incentive compensation.

31 APPENDIX INDUSTRY / MARKET DATA: Industry and market data used in this presentation have been obtained from industry publications and sources as well as from third-party research reports prepared for other purposes. The data obtained from these sources has not been independently verified and no guarantee is made of the data’s accuracy and completeness. FORWARD LOOKING STATEMENTS: This presentation contains certain forward looking statements, as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events and the financial performance of the Company. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that the actual events or performance will differ materially from such predictions. As such, readers are cautioned not to place undue reliance on forward- looking statements, which speak only as to management’s plans, assumptions and expectations as of the date hereof. Major factors which the Company believes could cause the actual results to differ materially from the predicted results in the forward looking statements include, but are not limited to, the risks identified below under “Risk Factors,” which are not ranked in any particular order. In addition to the considerations and factors referred to under “Risk Factors” and in prior filings and releases, major factors which the Company believes could cause actual events to differ materially include, but are not limited to, the overall strength of the international economy and financial markets, political conditions in various nations, competition with other auctioneers and art dealers, the success of the Company’s risk reduction and margin improvement efforts, the amount of quality property being consigned to art auction houses , the marketability at auction of such property, the success of the Company’s future auction sales and the reception of the results from the Company’s announced capital allocation and financial review and other initiatives, including but not limited to its cost reduction initiatives, review of its real estate portfolio and related alternatives and its plans and framework for returning capital to stockholders and optimizing its capital structure and financial policies. The Company disclaims any duty to update or alter any forward-looking statements, except as required by applicable law. RISK FACTORS: The global economy and the financial markets and political conditions of various countries may negatively affect Sotheby's business and clients, as well as the supply of and demand for works of art. The international art market is influenced over time by the overall strength and stability of the global economy and the financial markets of various countries, although this correlation may not be immediately evident. In addition, global political conditions and world events may affect Sotheby's business through their effect on the economies of various countries, as well as on the willingness of potential buyers and sellers to purchase and sell art in the wake of economic uncertainty. Sotheby's business can be particularly influenced by the economies, financial markets and political conditions of the U.S., the U.K., China and the other major countries or territories of Europe and Asia (including the Middle East). Accordingly, weakness in those economies and financial markets can adversely affect the supply of and demand for works of art and Sotheby's business. Furthermore, global political conditions may also influence the enactment of legislation that could adversely impact Sotheby's business.

32 APPENDIX RISK FACTORS (CONTINUED): Government laws and regulations may restrict or limit Sotheby's business or impact the value of its real estate assets. Many of Sotheby's activities are subject to laws and regulations including, but not limited to, import and export regulations, cultural property ownership laws, data protection and privacy laws, anti-money laundering laws, antitrust laws, copyright and resale royalty laws, laws and regulations involving sales, use, value- added and other indirect taxes, and regulations related to the use of real estate. In addition, Sotheby's is subject to local auction regulations, such as New York City Auction Regulations Subchapter M of Title 6 §§ 2-121-2-125, et. seq. Such regulations currently do not impose a material impediment to the worldwide business of Sotheby's, but do affect the market generally. A material adverse change in such regulations, such as the Equity for Visual Artists bill introduced in the U.S. Congress which would impose a 7% resale royalty on sales of art through large auction houses, could affect Sotheby's business. Additionally, export and import laws and cultural property ownership laws could affect the availability of certain kinds of property for sale at Sotheby's principal auction locations, increase the cost of moving property to such locations, or expose Sotheby's to legal claims or government inquiries. Foreign currency exchange rate movements can significantly impact Sotheby's results of operations and financial condition. Sotheby's has operations throughout the world, with approximately 56% of its revenues earned outside of the U.S. in 2012. Additionally, Sotheby's has significant assets and liabilities denominated in the Pound Sterling and the Euro. Revenues and expenses relating to Sotheby' s foreign operations are translated using weighted average monthly exchange rates during the period in which they are recognized and assets and liabilities relating to Sotheby's foreign operations are translated using month-end exchange rates. Accordingly, fluctuations in foreign currency exchange rates, particularly for the Pound Sterling and the Euro, can significantly impact Sotheby's results of operations and financial condition. Competition in the international art market is intense and may adversely impact Sotheby's results of operations. Sotheby's competes with other auctioneers and art dealers to obtain valuable consignments to offer for sale either at auction or through private sale. The level of competition is intense and can adversely impact Sotheby's ability to obtain valuable consignments for sale, as well as the commission margins achieved on such consignments. Sotheby's cannot be assured of the amount and quality of property consigned for sale, which may cause significant variability in its financial results. The amount and quality of property consigned for sale is influenced by a number of factors not within Sotheby's control. Many major consignments, and specifically single-owner sale consignments, often become available as a result of the death or financial or marital difficulties of the owner, all of which are unpredictable and may cause significant variability in Sotheby's financial results from period to period. The demand for art is unpredictable, which may cause significant variability in Sotheby's results of operations. The demand for art is influenced not only by overall economic conditions, but also by changing trends in the art market as to which collecting categories and artists are most sought after and by the collecting preferences of individual collectors, all of which are difficult to predict and which may adversely impact the ability of Sotheby's to obtain and sell consigned property, potentially causing significant variability in Sotheby's results of operations from period to period.

33 APPENDIX RISK FACTORS (CONTINUED): The loss of key personnel could adversely impact Sotheby's ability to compete. Sotheby's is largely a service business in which the ability of its employees to develop and maintain relationships with potential sellers and buyers of works of art is essential to its success. Moreover, Sotheby's business is unique, making it important to retain key specialists and members of management. Accordingly, Sotheby's business is highly dependent upon its success in attracting and retaining qualified personnel. The strategic initiatives being implemented by Sotheby's may not succeed. Sotheby's strategic initiatives are focused on extending the breadth and depth of its relationships with its most valuable clients, developing a presence in China and other emerging markets, enhancing its private sales capabilities, and the retention of key personnel. Sotheby's future operating results are dependent, in part, on management's success in implementing these and other strategic initiatives. Furthermore, the inability of Sotheby's to successfully implement its strategic initiatives could result in, among other things, the loss of clients, the loss of key personnel, the impairment of assets, and inefficiencies from operating in new and emerging markets. Also, Sotheby's short-term operating results could be unfavorably impacted by the opportunity and financial costs associated with the implementation of its strategic plans. Sotheby's recently approved joint venture in China is a foreign-invested enterprise under Chinese law. As such, enforcement of certain of Sotheby's rights within the joint venture are subject to approval from the Chinese government, which could limit the ability of the joint venture to operate and succeed. In September 2012, Sotheby's received approval from the Chinese government to form and operate a 10-year equity joint venture with Beijing GeHua Art Company in China, which management believes will strategically enhance Sotheby's long-term presence in mainland China and allow it to potentially capitalize on the opportunities presented by the Chinese art market. Because the joint venture is a foreign-invested enterprise under Chinese law, all changes in shareholding and constitution of the joint venture will be subject to approval by the Chinese government, including in the event Sotheby's is seeking to terminate the joint venture agreement, exercise its put option, or wind-up the joint venture. Accordingly, Sotheby's ability to successfully operate the joint venture and enforce the joint venture agreement provisions could be constrained by the Chinese government and other unforeseen circumstances. Sotheby's is currently in negotiations with the Chinese government to obtain the license required to operate as a Foreign-Invested Commercial Enterprise in order to establish a wholly-owned subsidiary in China. Sotheby's negotiations to obtain the license required to operate as a Foreign- Invested Commercial Enterprise in China may not be successful. Sotheby's establishment of a wholly-owned subsidiary in China is subject to the receipt of a license from the Chinese government. Sotheby's may not be successful in obtaining this license, which could delay or inhibit its ability to further implement its strategic initiatives in China.

34 APPENDIX RISK FACTORS (CONTINUED): The outcome of the Board of Directors' review of Sotheby's capital allocation and financial policies may impact Sotheby's liquidity, financial condition, market capitalization and business, and Sotheby’s ability to return capital to its shareholders (and the size and timing of such return) is subject to ongoing business variables. In September 2013, the Board of Directors announced a review of Sotheby's capital allocation and financial policies in an effort to evaluate ongoing ways to deliver value to its stockholders, including through balance sheet optimization and potential return of capital strategies. Key considerations with respect to such assessment included, but was not limited to, the potential use of incremental debt to fund segments of Sotheby’s operations, ongoing funding requirements for certain of Sotheby’s strategic initiatives, both announced and contemplated, the value of Sotheby’s real estate properties, and the potential tax implications of any of the actions considered. The actions taken by Sotheby’s based on its review of its capital allocation and financial policies may impact its current and future liquidity, financial condition, market capitalization and business. In addition, the amount and timing of Sotheby’s return of capital to shareholders depends on various factors, including Sotheby’s ability to attain desired leverage amounts with respect to debt-financing in the Finance Segment (including successfully amending the Finance Segment Credit Facility and debt financing existing loans as they mature), the outcome of Sotheby’s review of strategies with respect to its real estate properties, the amount of excess cash generated by the business in the future, and the amount of capital that may be required to support Sotheby’s future liquidity needs, among other factors. A small number of our stockholders may ultimately impact our business. As of September 30, 2013, management believes that two of Sotheby’s top stockholders control approximately 16% of Sotheby’s Common Stock. These two significant stockholders, either individually or acting together, may be able to exercise significant influence over matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions A breach of the security measures protecting Sotheby's global network of information systems and those of certain third-party service providers utilized by Sotheby's may occur. Sotheby's is dependent on a global network of information systems to conduct its business and is committed to maintaining a strong infrastructure to secure these systems. As part of its information systems infrastructure, Sotheby's relies, to a certain extent, upon third-party service providers to perform services such as BIDnow, retail wine e-commerce and website server hosting. While these third-party service providers offer unique and specialized information security measures, certain elements of Sotheby's global information system security are outside management's direct control due to the use of these service providers. These third- party service providers are contractually obligated to host and maintain the service in a professional manner, in accordance with the rules and standards generally accepted within the industry. This includes conventional security measures such as firewall, password and encryption protection, breach notification requirements, and PCI practices for credit card processing services. A breach of the security measures protecting Sotheby's information systems could adversely impact its operations, reputation, and brand. Sotheby's business continuity plans may not be effective in addressing the impact of unexpected events that could impact its business. Sotheby's inability to successfully implement its business continuity plans in the wake of an unexpected event, such as an act of God or a terrorist attack occurring near one of its major selling and/or sourcing offices and/or any other unexpected event, could disrupt its ability to operate and adversely impact its operations.

35 APPENDIX RISK FACTORS (CONTINUED): Sotheby's relies on a small number of clients who make a significant contribution to its revenues, profitability and operating cash flows. Sotheby's relies on a small number of clients who make a significant contribution to its revenues, profitability, and operating cash flows. Accordingly, Sotheby's revenues, profitability, and operating cash flows are highly dependent upon its ability to develop and maintain relationships with this small group of clients, as well as the financial strength of these clients. Subject to management approval under Sotheby's policy, Sotheby's may pay the consignor before payment is collected from the buyer and /or may allow the buyer to take possession of purchased property before payment is received. In these situations, Sotheby's is exposed to losses in the event the buyer does not make payment. Under the standard terms and conditions of its auction and private sales, Sotheby's is not obligated to pay the consignor for property that has not been paid for by the buyer. However, in certain instances and subject to management approval under Sotheby's policy, the consignor may be paid the net sale proceeds before payment is collected from the buyer while Sotheby's retains possession of the property. In such situations, if the buyer does not make payment, Sotheby's will take title to the property, but could be exposed to losses if the value of the property declines. In certain other situations and subject to management approval under Sotheby's policy, the buyer is allowed to take possession of purchased property before making payment. In these situations, Sotheby's is liable to the seller for the net sale proceeds whether or not the buyer makes payment and would incur losses in the event of buyer default. Sotheby's ability to collect auction receivables may be adversely impacted by buyers from emerging markets, as well as by the banking and foreign currency laws and regulations, and judicial systems of the countries in which it operates and in which its clients reside. Sotheby's operates in 40 countries and has a worldwide client base that has grown in recent years due in part to a dramatic increase in the activity of buyers from emerging markets, and in particular, China. The collection of auction receivables related to buyers from emerging markets may be adversely impacted by the buyer's lack of familiarity with the auction process and the buyer's financial condition. Sotheby's ability to collect auction receivables may also be adversely impacted by the banking and foreign currency laws and regulations regarding the movement of funds out of certain countries, as well as by Sotheby's ability to enforce its rights as a creditor in jurisdictions where the applicable laws and regulations may be less defined, particularly in emerging markets. Demand for art-related financing is unpredictable, which may cause variability in Sotheby's results of operations. Sotheby's business is, in part, dependent on the demand for art-related financing, which can be significantly influenced by overall economic conditions and by the often unpredictable financial requirements of owners of major art collections. Accordingly, the financial results of Sotheby's Finance segment are subject to variability from period to period. The ability of Sotheby's to realize proceeds from the sale of collateral for Finance segment loans may be delayed or limited. In situations when there are competing claims on the collateral for Finance segment loans and/or when a borrower becomes subject to bankruptcy or insolvency laws, Sotheby's ability to realize proceeds from the sale of its collateral may be limited or delayed.

36 APPENDIX RISK FACTORS (CONTINUED): The value of art is subjective and often fluctuates, exposing Sotheby's to losses in the value of its inventory and loan collateral and significant variability in its results of operations. The art market is not a highly liquid trading market. As a result, the valuation of art is inherently subjective, and the realizable value of art often fluctuates over time. Accordingly, Sotheby's is at risk both as to the realizable value of art held in inventory and as to the realizable value of art pledged as collateral for client loans. In estimating the realizable value of art, management relies on the opinions of Sotheby's specialists, who consider the following complex array of factors when valuing art: (i) whether the artwork is expected to be offered at auction or sold privately, in the ordinary course of Sotheby's business; (ii) the supply and demand for works of art, taking into account economic conditions and changing trends in the art market as to which collecting categories and artists are most sought after; and (iii) recent sale prices achieved in the art market for comparable works of art within a particular collecting category and/or by a particular artist. If management determines that the estimated realizable value of a specific artwork held in inventory is less than its carrying value, a loss is recorded to reflect management's revised estimate of realizable value. In addition, if the estimated realizable value of the art pledged as collateral for a client loan is less than the corresponding loan balance, management assesses whether it is necessary to record a loss to reduce the carrying value of the loan, after taking into account the ability of the borrower to repay any shortfall between the value of the collateral and the amount of the loan. These factors may cause significant variability in Sotheby's financial results from period to period. Sotheby's could be exposed to losses and/or reputational harm as a result of various claims and lawsuits incidental to the ordinary course of its business. Sotheby's becomes involved in various claims and lawsuits incidental to the ordinary course of its business. Management is required to assess the likelihood of any adverse judgments or outcomes in these matters, as well as potential ranges of probable or reasonably possible losses. A determination of the amount of losses, if any, to be recorded or disclosed as a result of these contingencies is based on a careful analysis of each individual exposure with, in some cases, the assistance of outside legal counsel. The amount of losses recorded or disclosed for such contingencies may change in the future due to new developments in each matter or a change in settlement strategy. In addition, Sotheby’s is involved in various business arrangements and ventures with unaffiliated third parties. Wrongful action by such parties could harm Sotheby’s brand and reputation. Sotheby's could be exposed to losses in the event of title or authenticity claims arising from the sale of works of art. The assessment of works of art offered for auction or private sale can involve potential claims regarding title and authenticity. Items sold by Sotheby's may be subject to statutory warranties as to title and to a limited guarantee as to authenticity under the Conditions of Sale and Terms of Guarantee that are published in Sotheby's auction sale catalogues and the terms stated in, and the laws applicable to, agreements governing private sale transactions. The authentication of works of art is based on scholarship and research, but necessarily requires a degree of judgment from Sotheby's art experts. In the event of a title or authenticity claim against Sotheby's, Sotheby's may have recourse against the seller of the property and may have the benefit of insurance , but a claim could nevertheless expose Sotheby's to losses and to reputational risk. Auction guarantees create the risk of loss resulting from the potential inaccurate valuation of art. As discussed above, the art market is not a highly liquid trading market and, as a result, the valuation of art is inherently subjective. Accordingly, Sotheby's is at risk with respect to management's ability to estimate the likely selling prices of works of art offered with auction guarantees. If management's judgments about the likely selling prices of works of art offered with auction guarantees prove to be inaccurate, there could be a significant adverse impact on Sotheby's results of operations, financial condition and liquidity.

37 APPENDIX RISK FACTORS (CONTINUED): Sotheby's could be exposed to losses in the event of nonperformance by its counterparties in auction guarantee risk and reward sharing arrangements. In certain situations, Sotheby's reduces its financial exposure under auction guarantees through risk and reward sharing arrangements. Sotheby's counterparties to these risk and reward sharing arrangements are typically major international art dealers or major art collectors. Sotheby's could be exposed to losses in the event any of these counterparties do not perform according to the terms of these contractual arrangements. Future costs and obligations related to the Sotheby's U.K. Pension Plan are dependent on unpredictable factors, which may cause significant variability in employee benefit costs. Future costs and obligations related to Sotheby's defined benefit pension plan in the U.K. are heavily influenced by changes in interest rates, investment performance in the debt and equity markets, changes in statutory requirements in the U.K., and actuarial assumptions, each of which is unpredictable and may cause significant variability in Sotheby's employee benefit costs. Tax matters may cause significant variability in Sotheby's financial results. Sotheby's operates in many tax jurisdictions throughout the world and the provision for income taxes involves a significant amount of management judgment regarding interpretation of relevant facts and laws in the jurisdictions in which Sotheby's operates. Sotheby's effective income tax rate can vary significantly between periods due to a number of complex factors including, but not limited to: (i) future changes in applicable laws; (ii) projected levels of taxable income; (iii) pre-tax income being lower than anticipated in countries with lower statutory rates or higher than anticipated in countries with higher statutory rates; (iv) increases or decreases to valuation allowances recorded against deferred tax assets; (v) tax audits conducted by various tax authorities; (vi) adjustments to income taxes upon finalization of income tax returns; (vii) the ability to claim foreign tax credits; (viii) the repatriation of non -U.S. earnings for which Sotheby's has not previously provided for income taxes; and (ix) tax planning. Sotheby's clients reside in various tax jurisdictions throughout the world. To the extent that there are changes to tax laws or tax reporting obligations in any of these jurisdictions, such changes could adversely impact the ability and/or willingness of clients to purchase or sell works of art through Sotheby's. Additionally, Sotheby's is subject to laws and regulations in many countries involving sales, use, value-added and other indirect taxes which are assessed by various governmental authorities and imposed on certain revenue-producing transactions between Sotheby's and its clients. The application of these laws and regulations to Sotheby's unique business and global client base, and the estimation of any related liabilities, is complex and requires a significant amount of judgment. These indirect tax liabilities are generally not those of Sotheby’s unless it fails to collect the correct amount of sales, value-added, or other indirect taxes. Failure to collect the correct amount of indirect tax on a transaction may expose Sotheby's to claims from tax authorities. Insurance coverage for artwork may become more difficult to obtain, exposing Sotheby's to losses for artwork in Sotheby's possession. Sotheby's maintains insurance coverage through brokers and underwriters for the works of art it owns and for works of art con signed to it by its clients, which are exhibited and stored at Sotheby's facilities around the world. An inability to adequately insure such works of art due to limited capacity of the global art insurance market could, in the future, have a material adverse impact on Sotheby's business.

38 APPENDIX RISK FACTORS (CONTINUED): Due to the nature of its business, valuable works of art are exhibited and stored at Sotheby's facilities around the world. Such works of art could be subject to damage or theft, which could have a material adverse effect on Sotheby's business and reputation. Valuable works of art are exhibited and stored at Sotheby's facilities around the world. Although Sotheby's maintains state of the art security measures at its premises, valuable artworks may be subject to damage or theft. The damage or theft of valuable artworks despite Sotheby's security measures could have a material adverse impact on Sotheby's business and reputation. Sotheby's maintains insurance coverage for the works of art that are exhibited and stored at its facilities, which could significantly mitigate any potential losses resulting from the damage or theft of such works of art.